As filed with the Securities and Exchange Commission on September 10, 1998.

                                                 Registration No. 333-________

===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             SystemSoft Corporation
             (Exact name of registrant as specified in its charter)

             Delaware                                         04-3121799
  (State or other jurisdiction of                          (I.R.S. Employer
  incorporation or organization)                          Identification No.)

                              One Innovation Drive
                           Natick, Massachusetts 01760
                                 (508) 651-0088
               (Address of Principal Executive Offices) (Zip Code)

                          -----------------------------

                             1994 Omnibus Stock Plan
                           Other Employee Benefit Plan
             Amended and Restated 1994 Employee Stock Purchase Plan
                            (Full title of the plans)

                          -----------------------------

                               Paul J. Pedevillano
                             Chief Financial Officer
                             SystemSoft Corporation
                                 2 Vision Drive
                           Natick, Massachusetts 01760
                                 (508) 651-0088
           (Name and address including zip code and telephone number, including area code, of agent for service)

                          -----------------------------

                                   Copies to:

                             Mitchell S. Bloom, Esq.
                         TESTA, HURWITZ & THIBEAULT, LLP
                       High Street Tower, 125 High Street
                           Boston, Massachusetts 02110
                                 (617) 248-7000

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                                      - 2 -

                         CALCULATION OF REGISTRATION FEE

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

                                                                 Proposed              Proposed
                                                                  maximum               maximum
  Title of securities                         Amount to be        offering             aggregate              Amount of
    to be registered                          registered(1)    price per share       offering price       registration fee
    ----------------                          ----------       ---------------       --------------       ----------------
1994 OMNIBUS STOCK PLAN

Common Stock, par value $.01 per share        1,200,000            $ .59(2)           $  708,000(2)          $208.86(2)

AMENDED AND RESTATED 1994 EMPLOYEE
STOCK PURCHASE PLAN

Common Stock, par value $.01 per share          400,000              .59(2)              236,000(2)            69.62(2)

OTHER EMPLOYEE BENEFIT PLAN

Common Stock, par value $.01 per share          500,000             4.50(3)            2,250,000(3)           663.75(3)
                                              ---------                                                      -------
TOTAL                                         2,100,000                                                      $942.23
                                              =========                                                      =======

================================================================================

(1) Plus such additional shares as may be required pursuant to the plan in the event of a stock dividend, split-up of shares, recapitalization or other similar change in the Common Stock.

(2) Pursuant to Rule 457(h)(1) of Regulation C of the Securities Act, the price of $.59 per share, is the average of the high and low prices of the Common Stock as reported on The Nasdaq National Market on September 4, 1998 and is set forth solely for purposes of calculating the filing fee for those shares without a fixed exercise price.

(3) Based on an option to purchase 500,000 shares of SystemSoft Corporation's Common Stock under an Amended and Restated Non-Qualified Stock Option Agreement dated as of February 20, 1998. All of such shares are issuable upon exercise of an outstanding option to purchase 500,000 shares of Common Stock at the exercise price listed above. Pursuant to Rule 457(h)(1), the aggregate offering price and the fee have been computed upon the basis of the price at which this option may be exercised.


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                                      - 3 -


     This Registration Statement registers additional securities of the same class as other securities for which the Registration Statement No. 33-85968 on Form S-8 as filed with the Securities and Exchange Commission on November 2, 1994, relating to SystemSoft Corporation's 1994 Omnibus Stock Plan and 1994 Employee Stock Purchase Plan, the Registration Statement No. 33-80843 on Form S-8 as filed with the Securities and Exchange Commission on December 26, 1995, relating to SystemSoft Corporation's 1994 Omnibus Stock Plan and the Registration Statement No. 333-13019 on Form S-8 as filed with the Securities and Exchange Commission on September 30, 1996, relating to SystemSoft Corporation's 1994 Omnibus Stock Plan, are effective. Pursuant to General Instruction E to Form S-8, the contents of the above-listed Registration Statements are hereby incorporated by reference.


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                                     - 4 -


                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1. PLAN INFORMATION.

     The documents containing the information specified in this Item 1 will be sent or given to employees, directors or others as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission") and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

     The documents containing the information specified in this Item 2 will be sent or given to employees as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as part of the Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by SystemSoft Corporation (the "Registrant") with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated in this Registration Statement by reference as of their respective dates:

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended January 31, 1998;

     (b) The Registrant's Current Report on Form 8-K filed with the Commission on February 13, 1998;

     (c) The Registrant's Current Report on Form 8-K filed with the Commission on March 10, 1998;

     (d) The Registrant's Current Report on Form 8-K filed with the Commission on May 13, 1998;

     (e) The Registrant's Current Report on Form 8-K filed with the Commission on June 5, 1998;

     (f) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 1998, filed with the Commission on June 12, 1998 under
          Section 15(d) of the Exchange Act;

     (g) The Registrant's Current Report on Form 8-K filed with the Commission on September 9, 1998; and

     (h) The description of the Registrant's Common Stock incorporated by reference into the Registrant's registration statement on Form 8-A (SEC File No. 0-24418) filed with the Commission on August 23, 1994 from the Registrant's registration statement on Form S-1 (SEC File No. 33-80620) initially filed with the Commission on August 23, 1994.

     All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 9. UNDERTAKINGS.

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

               PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


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                                     - 6 -


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.
        ---------

       Exhibit No.                Description of Exhibit
       -----------                ----------------------

          4.1 Second Restated Certificate of Incorporation of SystemSoft Corporation (filed as Exhibit 3.1 to the Registrant's Form 10-Q filed September 16, 1996 and incorporated herein by reference).

          4.2 Certificate of Amendment of Second Restated Certificate of Incorporation of SystemSoft Corporation (filed as Exhibit
                    3.2 to the Registrant's Form 10-Q filed September 16, 1996 and incorporated herein by reference).

          4.3 1994 Omnibus Stock Option Plan, as amended and restated effective as of June 29, 1995, as further amended effective as of June 19, 1996, and as further amended effective as of June 25, 1997.

          4.4 Amended and Restated Non-Qualified Stock Option Agreement dated as of February 20, 1998, by and between SystemSoft Corporation and Deborah M. Besemer.

          4.5 Amended and Restated 1994 Employee Stock Purchase Plan, as amended effective as of June 19, 1996, and as further amended effective as of July 1, 1998.

          5.1       Opinion of Testa, Hurwitz & Thibeault, LLP.

         23.1 Consent of Testa, Hurwitz & Thibeault, LLP (contained in its opinion as Exhibit 5.1).

         23.2       Consent of PricewaterhouseCoopers LLP.

         24.1 Power of Attorney (contained on page 7 of this Registration Statement on Form S-8).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Natick, the Commonwealth of Massachusetts, on this 25th day of August, 1998.

                         SYSTEMSOFT CORPORATION

                         By:  /s/ Robert F. Angelo
                             --------------------------------------
                             Robert F. Angelo
                             Chairman of the Board of Directors and Chief
                             Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Robert F. Angelo and Paul J. Pedevillano and each of them, with full power to act without the other, his true and lawful attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

     Signature                          Title                          Date
     ---------                          -----                          ----

/s/ Robert F. Angelo        Chairman of The Board of            August 25, 1998
-------------------------   Directors and Chief Executive
Robert F. Angelo            Officer (Principal Executive
                            Officer)

/s/ Paul J. Pedevillano     Chief Financial Officer             August 25, 1998
-------------------------   (Principal Financial Officer)
Paul J. Pedevillano

/s/ Jeffrey R. Wakely       Vice President, Finance             August 25, 1998
-------------------------   (Principal Accounting Officer)
Jeffrey R. Wakely

/s/ Robert N. Goldman       Director                            August 25, 1998
-------------------------
Robert N. Goldman

/s/ W. Frank King, Ph.D.    Director                            August 25, 1998
-------------------------
W. Frank King, Ph.D.

/s/ David J. Mcneff         Director                            August 25, 1998
-------------------------
David J. Mcneff

                                INDEX TO EXHIBITS

                                                                 Sequentially
Exhibit               Description Of Exhibit                     Numbered Page
-------               ----------------------                     -------------

  4.1 Second Restated Certificate of Incorporation of SystemSoft Corporation (filed as Exhibit
         3.1 to the Registrant's Form 10-Q filed
         September 16, 1996 and incorporated herein by reference).

  4.2    Certificate of Amendment of Second Restated
         Certificate of Incorporation of SystemSoft
         Corporation (filed as Exhibit 3.2 to the
         Registrant's Form 10-Q filed September 16,
         1996 and incorporated herein by reference).

  4.3 1994 Omnibus Stock Option Plan, as amended and restated effective as of June 29, 1995, as further amended effective as of June 19, 1996, and as further amended effective as of June 25, 1997.

  4.4    Amended and Restated Non-Qualified Stock
         Option Agreement dated as of February 20,
         1998, by and between SystemSoft Corporation and Deborah M. Besemer.

  4.5    Amended and Restated 1994 Employee Stock
         Purchase Plan, as amended effective as of June
         19, 1996, and as further amended effective as of July 1, 1998.

  5.1    Opinion of Testa, Hurwitz & Thibeault, LLP.

  23.1   Consent of Testa, Hurwitz & Thibeault, LLP
         (contained in its opinion as Exhibit 5.1).

  23.2   Consent of PricewaterhouseCoopers LLP.

  24.1   Power of Attorney.                         (contained on page 7 of this
                                                    Registration Statement on
                                                    Form S-8)